Exhibit 99.1

SEPARATION AGREEMENT

        Scott C. Mason (“Employee”) and UCAR Carbon Company Inc. (“UCAR”), its parent and its direct and indirect subsidiaries or affiliated corporations and other entities (collectively, “Employer”), hereby knowingly and voluntarily agree to enter into this Separation Agreement (“Agreement”) in order to resolve all outstanding issues and set forth all the obligations between the parties. Employee and Employer acknowledge and agree that no other promises, commitments or representations have been made by either of the parties to the other party. This Agreement shall become effective after this Agreement has been executed and the seven (7) day revocation period provided for herein has expired.

        First: Employee’s employment with Employer will terminate effective November 15, 2005. Between September 15, 2005 and November 15, 2005, Employee will not be required to report to the office and should only report at the direction of Employer. Employee acknowledges that he will be paid his regular rate of pay in equal installments, less applicable payroll deductions, through that date. In consideration for entering into this Agreement, Employer will pay Employee (1) his regular monthly base salary ($27,037.50), less applicable payroll deductions and in accordance with Employer’s regular payroll practices, through December 31, 2005 and (2) a lump sum cash payment on or before January 15, 2006 equal to the present value of the product of (a) his regular monthly base salary ($27,037.50) and (b) 13, less applicable payroll deductions and in accordance with Employer’s regular payroll practices (the “Severance Payments”). For purposes of clause (2) of the foregoing sentence, “present value” shall be determined using the Employer’s cost of borrowing under its Revolving Facility on the date hereof, which is 6.5%. In addition, on November 15, 2005, Employer shall pay to Employee all outstanding accrued vacation for 2005, amounting to $22,461.92.

        Second: Employee acknowledges that he has been advised that he may continue health insurance benefits pursuant to COBRA and that he will receive additional information regarding COBRA under separate cover. Further, Employer agrees that, if Employee elects to continue coverage under COBRA, the premium payments for such coverage will be the same as if he were an active employee until the earlier of November 30, 2006 or the date on which Employee becomes eligible for comparable medical coverage under another group plan. Thereafter, all premium payments will be the responsibility of Employee.

        Third: (a) Employer shall provide outplacement assistance to Employee, for the twelve-month period beginning on the date this Agreement is executed by Employee and Employer, through an outplacement firm to be selected by Employer;

    (b)        Employer and Employee hereby amend Sections 3.6 and 5.2 of Employee’s Nonqualified Stock Option Agreement dated July 31, 2003 (the “Option Agreement”), to permit Employee’s stock options granted thereunder to: (i) continue to vest in accordance with Section 3.3 of the Option Agreement, as though Employee was employed through the vesting date, as applicable; and (ii) remain outstanding, whether or not vested, through the earlier of exercise thereof or the expiration date set forth in Section 5.1 of the Option Agreement;

    (c)        Employer shall continue to cover Employee under the directors and officers insurance policy or policies of Employer, in the same manner and to the same extent as active officers of GrafTech International Ltd. and to indemnify and advance expenses to Employee in accordance with Article V of the Amended and Restated By-Laws of GrafTech International Ltd., attached hereto as Appendix A, for claims made prior to the later of November 14, 2011 or the applicable statute of limitations; and

    (d)        Employer shall pay the full value of Employee’s nonqualified defined benefit account, if any, established pursuant to the UCAR Carbon Deferred Compensation Plan (the “DC Plan”) to Employee in a lump sum no later than December 31, 2005 (and such lump sum will be paid in cash) and pay out the value of Employee’s other accounts, if any, in the DC Plan in accordance with the terms of the DC Plan.

        Fourth: Employee will promptly return all Employer-owned or leased property, documents, records and other information of any type whatsoever concerning or relating to the business and affairs of Employer.

        Fifth: Employee acknowledges that he is not entitled to any benefits, payments or wages, except as set forth in this Agreement. This Agreement supersedes any and all previous agreements and plans, whether written or oral, between Employee and Employer; provided, however, that paragraphs 1, 2, 3 and 4 of the UCAR Carbon Company Inc. Memorandum of Employee’s Agreement and the provisions of Employer’s equity incentive plans and stock option and other award agreements thereunder and of Employer’s pension and savings plan in which Employee participates shall survive and continue to apply in accordance with their respective terms, except as provided in clause (b) of paragraph Third of this Agreement.

        Sixth: (a) Employee agrees that his acceptance of this Agreement constitutes a full, complete and knowing waiver of any claims (asserted or non-asserted) that Employee may have against Employer, arising out of his employment and termination of employment (other than Employee’s rights under paragraphs first through third of this Agreement and Employee’s vested rights under the benefits, plans and agreements specifically referenced therein), including any claims Employee may have under any contract or employment agreement or under any federal, state, or local statute, regulation, rule, ordinance or order which covers or purports to cover or relates to any aspect of employment, including, but not limited to, discrimination based on race, sex, age, religion, national origin, sexual orientation, physical, medical or mental condition, or marital status under, among other statutes, Title VII of the Civil Rights Act of 1964 as amended, the Civil Rights Act of 1991, the Americans with Disabilities Act as amended, the Age Discrimination in Employment Act as amended, the Older Workers Benefit Protection Act, the Fair Labor Standards Act as amended by the Equal Pay Act of 1963, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Sarbanes-Oxley Act, the Ohio Fair Employment Practices Act, the Ohio Whistleblower Act, the Ohio Wage and Hour laws, and any other federal, state or local civil rights, disability, discrimination, retaliation or labor law, or under any theory of fiduciary duty, agency or tort law.

    (b)        As a material inducement to Employer to enter into this Agreement, Employee hereby irrevocably and unconditionally releases, acquits and forever discharges Employer, its

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direct and indirect shareholders and each of Employer’s and such shareholders’ directors, officers, employees, representatives and attorneys, and all persons acting by, through, under or in concert with any of them (collectively, the “Releasees”), from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred), of any nature whatsoever, known or unknown, which Employee now has, owns, holds or claims to have, own or hold, from the beginning of time until the date hereof, arising out of or in any manner relating to Employee’s employment with Employer or the separation of that employment against each of the Releasees. Employee represents and warrants that he has not commenced or caused to be commenced any civil action or administrative proceeding against Employer and agrees that he will not cause such civil action or administrative proceedings to be commenced in the future for any matter within the scope of this Agreement. Notwithstanding anything herein to the contrary, Employee does not waive or release any claims with respect to the right to enforce this Agreement

        Seventh: (a) Employer agrees that, upon Employee’s acceptance of this Agreement, Employer hereby waives any claims (asserted or non-asserted) that Employer may have against Employee, arising out of Employee’s employment, including any claims Employer may have under any contract or under any federal, state, or local statute, regulation, rule, ordinance or order or under any theory of fiduciary duty, agency or tort law.

    (b)        As a material inducement to Employee to enter into this Agreement, Employer hereby irrevocably and unconditionally releases, acquits and forever discharges Employee and his heirs and assigns (collectively, the “Employee Releasees”) from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred), of any nature whatsoever, which Employer now has, owns, holds or claims to have, own or hold, from the beginning of time until the date hereof, against each of the Employee Releasees. Notwithstanding anything herein to the contrary, Employer does not waive or release any claims with respect to the right to enforce this Agreement.

    (c)        Employee hereby represents and warrants that, to the best of the knowledge of Employee after reasonable due inquiry, there are no material outstanding, threatened or potential claims that Employer has or may have against Employee that are being waived or released under this paragraph seventh of this Agreement.

        Eighth: Employee agrees that he will not engage in Detrimental Conduct. Employee agrees that, if the Board of Directors of GrafTech International Ltd. (the “Board”) determines in accordance with paragraph ninth of this Agreement, that Employee has engaged in Detrimental Conduct, then, at any time thereafter, Employer shall have the right, at the option and in the sole discretion of the Board (which may be exercised in whole or in part, from time to time), to require Employee to repay and forfeit any or all of the Severance Payments paid or to be paid to Employee (“Forfeited Amounts”). If so demanded, Employee agrees to repay any previously paid Forfeited Amounts (plus interest accrued on such amounts) in a lump sum within 30 days following the Board’s written demand for payment. For purposes of this Agreement, “Detrimental Conduct” means the occurrence of any of the following activities:

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    (a)        Competition. At any time during the period commencing on Employee’s last day of active employment with Employer and ending on January 31, 2007, without the prior written consent of Employer, directly or indirectly owning, controlling, managing, operating, joining or providing service, advice or intellectual property (including, without limitation, know-how) to any business or entity which derives more than 50% of its revenue from the production or distribution of graphite (synthetic and natural) products or carbon products to the extent that such carbon products are reasonably competitive with or substitutes for any products which Employer is currently selling or developing, whether as a shareholder, director, employee, consultant, representative, agent, licensor or otherwise. Ownership of less than 5% of a public company shall not constitute Detrimental Conduct. Employer agrees that it shall act promptly upon any request for such consent and that it will not withhold such consent unreasonably or in circumstances that do not and would not reasonably be expected to involve business activities or prospects that are material to Employer.

    (b)        Disparagement. Directly or indirectly denigrating or disparaging Employer or any of its or their directors, officers, employees or business associates (i) to the public (including, without limitation, any institutional investor, regulatory authority, financial analyst or the media), (ii) in a public forum (including, without limitation, any website or chat room) or (iii) to any business associate of Employer (including, without limitation, any lender, vendor, customer or employee), in each case in any way that could reasonably be expected to be materially injurious to Employer. Any such activity by any person or entity acting on Employee’s behalf or at his direction shall be deemed to constitute activity by him. Statements to regulatory authorities and in any legal proceeding that are lawful and truthful shall not constitute Detrimental Conduct.

    (c)        Solicitation of Employees. At any time during the period commencing on his last day of active employment with Employer and ending on January 31, 2007, directly or indirectly (i) employing or soliciting the employment of any employee of Employer, (ii) advising, recommending or encouraging any other person or entity to employ or solicit the employment of any employee of Employer or (iii) advising, recommending or encouraging any employee of Employer to terminate or otherwise cease his or her employment with Employer.

    (d)        Confidential Information. Directly or indirectly misappropriating or improperly disclosing confidential or proprietary information or trade secrets of Employer (including, without limitation, information about marketing or business plans, possible acquisitions or divestitures, potential new products or services and other data not readily available to the public). Disclosure of any of such information or secrets to the public or in a public forum shall be deemed to be improper and constitute Detrimental Conduct. Statements to regulatory authorities and in any legal proceeding that are lawful and truthful shall not constitute Detrimental Conduct.

(e) Records. Failing to comply with paragraph fourth of this Agreement in a way that could reasonably be expected to be materially injurious to Employer.

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         Ninth: If Employer believes that Employee has engaged or is engaging in Detrimental Conduct, Employer shall deliver a written notice to Employee stating the basis for such belief. Employee shall have 20 days following the receipt of such notice to cure such Detrimental Conduct and to provide Employer with notice of such cure or attempted cure. If, after the expiration of 30 days following the delivery of Employer’s notice to Employee, Employer believes Employee has engaged (and has not cured) or is still engaging in such Detrimental Conduct, then Employer can ask for a determination to that effect by the Board, at a duly convened meeting at which at least a majority of the non-management directors are present in person. Employer shall give Employee at least 10 days prior notice of the Board meeting, including the time, place and date of such meeting. At such meeting, Employer must present its belief that Employee has engaged and has not cured or is still engaging in Detrimental Conduct and its basis therefor. Employee, with the assistance of counsel, shall have a reasonable opportunity to present reasons and evidence why he has not or is not so engaged in or has cured such Detrimental Conduct, as applicable. The Board shall thereafter make its determination in good faith. Any determination against Employee requires the vote of a majority of the non-management directors. The Board shall promptly notify Employee of its determination, its basis therefore and the consequences thereof and such determination shall be conclusive and binding on the parties hereto.

        Tenth: Employer represents and agrees that (a) the termination of Employee’s employment with Employer is without “cause”, (b) Employee has had good performance reviews, (c) Employer shall direct its senior officers not to directly or indirectly denigrate or disparage Employee (provided that such individuals may make statements to regulatory authorities and in any legal proceeding that are lawful and truthful); and (d) any and all references provided by Employer shall be reasonably acceptable to Employee prior to the release of any such reference(s).

        Eleventh: Employee acknowledges that all discussions and negotiations relating to this Agreement and all information concerning the events leading up to this Agreement are confidential and agrees that he will not divulge such information, discussions or negotiations to any third party, except his immediate family, financial advisor or attorney provided that any such person to whom disclosure is made is advised of the non-disclosure provisions of this Agreement and who agrees to keep the existence and terms of this Agreement confidential, in each case excluding statements to regulatory authorities or in any legal proceeding that are lawful and truthful. Employee acknowledges that, until public disclosure thereof by Employer, this Agreement and the terms hereof are confidential and agrees that he will not divulge this Agreement or the terms hereof to any third party, except his immediate family, financial advisor or attorney provided that any such person to whom disclosure is made is advised of the non-disclosure provisions of this Agreement and who agrees to keep the existence and terms of this Agreement confidential, in each case excluding statements to regulatory authorities or in any legal proceeding that are lawful and truthful.

        Twelfth: This Agreement shall be construed under Ohio law, without regard to conflicts of laws principles, and any actions relating thereto must be brought within the State of Ohio.

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        Thirteenth: Nothing contained in this Agreement nor the fact that the parties have signed this Agreement shall be considered an admission by any party.

        Fourteenth: Employee agrees that he will cooperate as reasonably necessary consistent with his business obligations in any legal disputes and/or proceedings and/or business matters relating to issues and/or incidents which took place during his term of employment. Such cooperation may include appearances in court or discovery proceedings. Employee’s reasonable out-of-pocket expenses, including, but not limited to, other lost wages or business income incurred in connection therewith, shall be borne by Employer.

        Fifteenth: Employee warrants that he is fully competent to enter into this Agreement and acknowledges that he has been afforded a reasonable period of time and opportunity to review this Agreement with his attorney, that he has read and understands this Agreement and that he has signed this Agreement freely and voluntarily.

        Sixteenth: The parties hereto recognize that certain provisions of this Agreement may be affected by Section 409A of the Internal Revenue Code and it is understood and agreed that Employee is responsible for consulting with his tax advisor regarding the potential impact of Section 409A regarding the pay and benefits provided herein. It is also understood and agreed that Employer is not responsible for any adverse consequence from the application of Section 409A to the pay and benefits provided herein. The parties agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to avoid additional taxes imposed pursuant to Section 409A.

        Seventeenth: Employee further acknowledges that he has been given at least twenty-one (21) days to decide whether to sign this Agreement. Further, Employee understands that he has the opportunity to revoke such Agreement within seven (7) days of signing it. Employee understands that if he does revoke this Agreement, he must notify Employer in writing within seven (7) days of signing this Agreement.

        PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. To signify the parties’ agreement to the terms of this Agreement, the parties have executed this Agreement on the date set forth opposite their signatures which appear below.

Date: November 14, 2005	/s/Scott C. Mason Scott C. Mason

UCAR Carbon Company Inc.
Date: November 14, 2005	By: /s/ Karen G. Narwold Karen G. Narwold Vice President, General Counsel, Human Resources and Secretary

Appendix A

Article V of the GrafTech International Ltd. By-Laws

INDEMNIFICATION

Indemnification.

        Each person who is or was made a party or is threatened to be made a party to, or is or was involved (including, without limitation, involvement as a witness) in, any action, suit or proceeding, whether civil (including, without limitation, arbitral), criminal, administrative or investigative (a “proceeding”), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, manager, employee, agent or trustee of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise (including, without limitation, a direct or indirect subsidiary of the Corporation and an employee benefit plan of the Corporation or any of its subsidiaries), whether the basis of such proceeding is alleged action or inaction in an official capacity as an officer or director or in any other capacity while so serving, shall be indemnified by the Corporation for and held harmless by the Corporation from and against, to the fullest extent authorized by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the Law prior to such amendment permitted the Corporation to provide), all expenses, liabilities and losses reasonably incurred or suffered by such person in connection therewith; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board.

        Such right to indemnification shall include the right of such a director, officer, partner, member, manager, employee, agent or trustee to be paid the expenses incurred in preparing for, participating (including, without limitation, participation as a witness) in, defending and settling or otherwise resolving a proceeding (collectively called the “defense of a proceeding”) in advance of its final disposition to the fullest extent authorized by the Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader or greater rights to indemnification than the Law prior to such amendment permitted the Corporation to provide); provided, however, that, if the Law requires, the payment of such expenses incurred by a director or officer of the Corporation in his capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such person while a director or officer of the Corporation, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation. Such an undertaking shall not and shall not be deemed to require repayment if such director or officer is entitled to be indemnified by

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the Corporation for any reason or on any basis. No collateral shall be required to secure performance by such person of his obligations under such an undertaking. An undertaking delivered to the Corporation shall be sufficient regardless of the prospective ability of the person delivering such undertaking to perform his obligations thereunder.

        Such right to indemnification may be granted to any other employee or agent of the Corporation or its subsidiaries if, and to the extent, authorized by the Board, the Chief Executive Officer (or, if the position of Chief Executive Officer is vacant, the President) or the General Counsel.

        If a claim under this Article V is not paid in full by the Corporation within thirty (30) days after a written demand therefor has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid all expenses of prosecuting such suit. It shall be a defense to any such suit (other than a suit brought to enforce a claim for expenses incurred in the defense of a proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel to the Corporation or the stockholders) to have made a determination prior to the commencement of such suit that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Law nor an actual determination by the Corporation (including the Board, independent legal counsel to the Corporation or the stockholders) that the claimant has not met such applicable standard of conduct shall be a defense to such suit or create a presumption in such suit that the claimant has not met the applicable standard of conduct.

Indemnification Not Exclusive.

        The indemnification of any person under this Article V, or the right of any person to indemnification under this Article V, shall not limit or restrict in any way the power of the Corporation to indemnify or pay expenses for such person in any other manner permitted by law or be deemed exclusive of, or invalidate, any other right which such person may have or acquire under any law, agreement, vote of stockholders or disinterested directors, or otherwise.

Successors.

        The right of any person to indemnification under this Article V shall (i) survive and continue as to a person who has ceased to be such an officer, director, partner, member, manager, employee, agent or trustee, (ii) inure to the benefit of the heirs, distributees, beneficiaries, executors, administrators and other legal representatives of such person, (iii) not be impaired, eliminated or otherwise adversely affected after such cessation due to any action or inaction by the Corporation, the Board or the stockholders (including, without limitation, amendment of these By-Laws (including, without limitation, a modification or repeal of this Article V) or the Certificate of Incorporation or a merger, consolidation, recapitalization,

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reorganization or sale of assets of the Corporation or any of its subsidiaries), with respect to any claim, proceeding or suit which arose or transaction, matter, event or condition which occurred or existed before such cessation, (iv) be a contract right, enforceable as such, and (v) be binding upon all successors of the Corporation.

        For purposes of this Article V, a “successor” of the Corporation includes (i) any person who acquires a majority of the assets or businesses of the Corporation and its subsidiaries (on a consolidated basis) in a single transaction or a series of related transactions, (ii) any person with whom the Corporation merges or consolidates (unless the Corporation is the survivor of such merger or consolidation) and (iii) any person who is the ultimate parent of any person with whom the Corporation merges or consolidates where the Corporation is the survivor of such merger or consolidation (unless the person with whom the Corporation merges or consolidates was, prior to such merger or consolidation, more creditworthy and had a larger market capitalization than the Corporation prior to such merger or consolidation). For purposes of the preceding sentence, “merger,” “consolidation” and like terms shall include binding share exchanges and similar transactions.

        The Board shall, as a condition precedent to any transaction described in the preceding paragraph, require the successor to irrevocably and unconditionally assume the obligations contemplated by this Article V.

Insurance.

        The Corporation may purchase and maintain insurance on behalf of any person who is or was such an officer, director, partner, member, manager, employee, agent or trustee against any liability asserted against such person as such an officer, director, partner, member, manager, employee, agent or trustee or arising out of such person’s status as such an officer, director, partner, member, manager, employee, agent or trustee, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article V or applicable law.

        The Corporation shall not, without prior approval of the Board (and, as to each director and executive officer of the Corporation who ceased to be a director or executive officer within three (3) years prior to the effective date thereof, the prior approval of each such director and executive officer), reduce or eliminate in any material respect, or fail to renew, any such insurance then in effect. A reduction in insurance includes, without limitation, an increase in deductibles or co-payments, a reduction in the aggregate amount of insurance or an addition of exclusions from coverage or other reduction in scope of coverage.

Definition of Certain Terms.

        For purposes of this Article V: references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; any service as a director, officer, fiduciary, employee or agent of the Corporation or any of its subsidiaries which imposes duties on, or involves services by, such director, officer, fiduciary, employee or agent with respect to an employee benefit plan, its trusts, its participants or its beneficiaries (including, without limitation, service as a member of any committee that manages,

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administers or performs similar functions with respect to any employee benefit plan, trust, participant or beneficiary) shall be deemed to be service covered by Section 1(a) of this Article V; references to “indemnification” and like terms shall include holding harmless and payment of expenses as provided herein; and references to “proceedings” included all related appeals of any kind.

        For the purposes of this Article V and the Law, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, its trusts, its participants or its beneficiaries shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation.”

        For the purposes of this Article V: references to “expenses” shall include all attorneys’ fees, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and other disbursements or expenses of the types customarily incurred in connection with the defense of a proceeding or prosecution of a suit, all costs relating to any appeal bond and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any expenses under this Article V; and references to “liabilities and losses” shall include judgments, fines, amounts paid or to be paid in settlement, and assessments, and all federal, state, local or foreign taxes, charges, duties and similar imposts and assessments incurred or assessed as a result of the actual or deemed receipt of any liabilities or losses under this Article V.

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